                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

                            -----------------------


Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|
Check the appropriate box:
|_|      Preliminary Proxy Statement
|_|      Confidential, for Use of the Commission Only
           (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Sections 240.14a-11(c) or
         Sections 240.14a-12

                            -----------------------

                        THE EUROPEAN WARRANT FUND, INC.
               (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

                            -----------------------


Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1)   Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:


|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form, Schedule or Registration No.:

          3)   Filing Party:

          4)   Date Filed:

------------------


          (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

================================================================================

                        THE EUROPEAN WARRANT FUND, INC.
                               330 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

Dear Fellow European Warrant Fund Stockholder:

     I am writing to ask for your support of an important proposal affecting our Fund. The proposal will be voted on at the upcoming Annual Meeting of Stockholders to be held on May 28, 1998. Please take a few minutes to read the enclosed materials, and complete and sign the proxy voting card and mail it back to us in the enclosed, postage-paid envelope.

     You are being asked to approve, among other proposals, rights offerings of shares of common stock of the Fund at prices below the then current net asset value of such shares. The Board of Directors of the Fund, including myself, unanimously approved a transferable Rights Offering for the Fund at an April 16, 1998 Special Board Meeting. The Board determined that it would be in the best interests of the Fund and its Stockholders to increase the assets of the Fund available for investments, thereby permitting the Fund to be in a better position to more fully take advantage of investment opportunities in the European warrant market. In reaching its decision, the Board of Directors was advised by the Fund's Adviser that the raising of new assets will allow the Fund to better position itself to take advantage of unique investment opportunities and fundamental changes arising from the European Monetary Union which commences January 1, 1999.

     Additionally, the Board considered that, as of the date of the Special Board Meeting, the Fund had significant unrealized capital gains on Fund investments. If the Adviser were to sell existing investments in order to take advantage of these new investment opportunities in the European markets, the Fund would recognize significant taxable gains and would be required to distribute these gains to Stockholders.

     Enclosed with this letter is the proxy card and proxy statement, which gives detailed information about this and other proposals. If you have any questions about the enclosed proxy or need assistance in voting your shares, please contact our proxy solicitor, D.F. King & Co., toll free at 800-848-3402. Any questions they cannot respond to will be forwarded to us immediately.

     Thank you for your time in considering this important proposal. We value your confidence in our efforts and will continue to work hard to offer investment opportunities to assist you in achieving your financial goals.

                                                Sincerely,

                                                Bernard Spilko
                                                Chairman of the Board

                        THE EUROPEAN WARRANT FUND, INC.
                               330 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 28, 1998

To the Stockholders of
The European Warrant Fund, Inc.

     Notice is hereby given that the Annual Meeting of Stockholders of The European Warrant Fund, Inc. (the 'Fund'), a Maryland corporation, will be held at the offices of the Fund, 330 Madison Avenue, Floor 12A, New York, New York 10017, at 10:00 a.m. Eastern Time, on May 28, 1998, for the following purposes:

     1. To elect two Directors of the Fund (PROPOSAL 1).

     2. To approve rights offerings of shares of common stock of the Fund at prices below the then current net asset value of such shares (PROPOSAL
        2).

     3. To approve the distribution of shares at below the then current net asset value in connection with Fund dividends and capital gain distributions (PROPOSAL 3).

     4 To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Fund for the fiscal year ending March 31, 1999 (PROPOSAL 4).

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of the Fund has fixed the close of business on April 22, 1998 as the record date for the determination of Stockholders entitled to notice of and to vote at the meeting.

                                             By Order of the Board of Directors,
                                             MICHAEL QUAIN
                                             Secretary

May 1, 1998

STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                              REGISTRATION                                        VALID SIGNATURE
-------------------------------------------------------------------------   ----------------------------
CORPORATE ACCOUNTS
(1) ABC Corp.............................................................   ABC Corp.
(2) ABC Corp.............................................................   John Doe, Treasurer
(3) ABC Corp.
     c/o John Doe, Treasurer.............................................   John Doe
(4) ABC Corp. Profit Sharing Plan........................................   John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
     u/t/d 12/28/78......................................................   Jane B. Doe
CUSTODIAN OR ESTATE ACCOUNTS
(1) John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA.......................................   John B. Smith
(2) John B. Smith........................................................   John B. Smith, Jr., Executor

                        THE EUROPEAN WARRANT FUND, INC.
                               330 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 28, 1998

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The European Warrant Fund, Inc. (the 'Fund') for use at its Annual Meeting of Stockholders to be held on May 28, 1998, at 10:00 a.m. at the offices of the Fund, 330 Madison Avenue, Floor 12A, New York, New York 10017, and at any adjournments thereof (collectively, the 'Annual Meeting'). A Notice of Annual Meeting of Stockholders and proxy card accompany this Proxy Statement. The approximate date on which this Proxy Statement is being mailed to stockholders (the 'Stockholders') is May 1, 1998. At the Annual Meeting, Stockholders will be asked to consider and vote upon the following:

     1. To elect two Directors of the Fund (PROPOSAL 1).

     2. To approve rights offerings of shares of common stock of the Fund at below the then current net asset value of such shares (PROPOSAL 2).

     3. To approve the distribution of shares at below the then current net asset value in connection with Fund dividends and capital gain distributions (PROPOSAL 3).

     4. To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Fund for the fiscal year ending March 31, 1999 (PROPOSAL 4).

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Proxy solicitations will be made, beginning on or about May 1, 1998, primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of the Fund; Julius Baer Securities Inc. ('Julius Baer Securities' or the 'Adviser'), the investment adviser of the Fund; and Investors Bank & Trust Company ('Investors Bank'), the custodian, administrator and transfer agent for the Fund. Julius Baer Securities is located at 330 Madison Avenue, New York, NY 10017 and Investors Bank is located at 200 Clarendon Street, Boston, MA 02116. In addition, the Fund has engaged D.F. King & Co., Inc. 77 Water Street, New York, NY 10005, (800) 848-3402, to solicit proxies on behalf of the Fund's Board of Directors for a fee not to exceed $6,500 plus out-of-pocket expenses. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares (the 'Shares').


     The Fund's Annual Report to Stockholders for the fiscal year ended March 31, 1998, containing audited financial statements may be obtained, without charge, by calling 1-800-387-6977 or mailing your request to: The European Warrant Fund, Inc., c/o Investors Bank & Trust Company, P.O. Box 9130, MFD-23, Boston, MA 02117-9130.

     Any Stockholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person or by letter to the Secretary of the Fund.

     In the event that a quorum is not present at the Annual Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. A Stockholder vote may be taken on one of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Bylaws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Annual Meeting.

     The Fund has one class of common stock, which has a par value of $.001 per Share. On April 22, 1998, the record date, there were 10,675,768 Shares outstanding. Each Share outstanding on the record date is entitled to one vote on all matters submitted to Stockholders at the Annual Meeting, with pro rata voting rights for any fractional shares. The Fund does not know of any person who beneficially owned more than 5% of the Fund's outstanding shares as of the record date.

     The tellers appointed for the Annual Meeting will count the total number of votes cast FOR approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count Shares represented by proxies that withhold authority to vote for a nominee for election as a Director or that reflect abstentions or 'broker nonvotes' (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as Shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Directors (Proposal 1), approval of rights offerings (Proposal 2) and ratification of accountants (Proposal 4), neither withholding authority to vote nor abstentions or broker nonvotes have any effect on the outcome of the voting on the matter. However, withholding authority to vote, abstentions and broker non-votes will have the effect of a 'no' vote for purposes of obtaining the requisite approval of the distribution of Shares of the Fund at prices below net asset value in connection with Fund dividends and capital gain distributions (Proposal 3).


                       PROPOSAL 1: ELECTION OF DIRECTORS

     The first proposal to be considered at the Annual Meeting is the election of two (2) of the six (6) Directors of the Fund. The Board of Directors is divided into three classes and each year the term of office of one class expires. At the Annual Meeting, election of Martin Vogel and Antoine Bernheim-- Class I Directors--is proposed, with each Class I Director to hold office for a period of three years, and until their successors are elected and qualified. Each of the nominees currently serves as a Director of the Fund and has consented to continue to serve as a Director of the Fund if elected at the Annual Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the persons named in the proxy have discretionary authority to vote in favor of a substitute nominee or nominees.

     Any Director may resign and any Director may be removed at any Annual or Special Meeting of Stockholders called for that purpose by a vote of at least 75% of the votes entitled to be cast on the matter. In case a vacancy shall exist for any reason, the remaining Directors may fill such vacancy by appointing another Director. If, at any time, less than a majority of the Directors holding office have been elected by the Stockholders, the Directors then in office will call a Stockholders meeting for the purpose of electing a Board of Directors.

     Set forth below is a list of the nominees for election to the Fund's Board of Directors, together with certain other information.


                                                                                         AMOUNT AND NATURE OF
                                                                 SERVED AS             BENEFICIAL OWNERSHIP(2)
NAME, AGE, PRINCIPAL OCCUPATION AND OTHER                        DIRECTOR              OF SHARES OF THE FUND AS
DIRECTORSHIPS(1) DURING THE PAST FIVE YEARS                        SINCE      CLASS       OF MARCH 31, 1998
--------------------------------------------------------------   ---------    -----    ------------------------
Martin Vogel*, age 34 ........................................      1997         I                --
  Director of the Legal and Tax Department, Julius Baer
  Investment Funds Services, Ltd. (Zurich) (1996-present);
  Attorney, Schaufelberger & van Hoboken (1994-1996);
  Attorney, Rohner & Partner (1993-1994); Attorney,
  Rinderknecht Schaufelberger Glaus & Stadelhofer (prior to
  1993). Secretary of the Board of Directors of the Luxembourg
  domiciled investment companies and of Julius Baer Investment
  Funds Services, Ltd. (1996-present). Trustee of BJB
  Investment Funds (1997-present).
Antoine Bernheim, age 44 .....................................      1990         I                --
  President, Dome Capital Management Inc.; Chairman, Dome
  Securities Corp. (1995-present); President, The U.S.
  Offshore Funds Directory Inc.; Director, Dome Capital Ltd.;
  Director, W. P. Stewart & Co. Growth Fund, Inc.; Director,
  College Savings Bank.

     The following Directors of the Fund will continue to serve in such capacity until their terms of office expire and their successors are elected and qualified:


                                                                                         AMOUNT AND NATURE OF
                                                                 SERVED AS             BENEFICIAL OWNERSHIP(2)
NAME, AGE, PRINCIPAL OCCUPATION AND OTHER                        DIRECTOR              OF SHARES OF THE FUND AS
DIRECTORSHIPS(1) DURING THE PAST FIVE YEARS                        SINCE      CLASS       OF MARCH 31, 1998
--------------------------------------------------------------   ---------    -----    ------------------------
Bernard Spilko*, age 56 ......................................      1993       III             2,500
  Chairman of the Board; Deputy Branch Manager & Senior Vice
  President, Bank Julius Baer & Co., Ltd. (New York Branch);
  Managing Director, Julius Baer Securities Inc.; Chairman of
  the Trust, BJB Investment Funds.
Lawrence A. Fox, age 75 ......................................      1990        II             1,010.81
  Consulting Economist
Thomas J. Gibbons, age 50 ....................................      1993       III                --
  President, Cornerstone Associates Management (Consulting
  Firm)
Harvey B. Kaplan, age 60 .....................................      1990       III             1,492.59
  Controller (Chief Financial Officer), Easter Unlimited, Inc.
  (toy manufacturer and importer); Trustee, BJB Investment
  Funds.

------------------

 * 'Interested person' of the Fund as defined in the Investment Company Act of 1940 (the '1940 Act').

(1) Directorships of companies that are required to report to the Securities and Exchange Commission (the 'SEC') or are registered as investment companies under the 1940 Act. Except as otherwise noted, each individual has held the office indicated or other offices in the same organization for at least five years.

(2) For this purpose 'beneficial ownership' is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. The information as to beneficial ownership is based upon information furnished to the Fund by the Directors. Mr. Spilko has shared voting power with respect to 2500 of his Shares. As of March 31, 1998, the Directors and officers of the Fund collectively beneficially owned less than 1% of the outstanding Shares.

     The Board of Directors held 4 meetings during the fiscal year ended March 31, 1998, and all of the Directors attended at least 75% of the Board and Committee meetings of which they were members. The following table lists the compensation paid to each of the Directors by both the Fund and the Fund

Complex during the Fund's fiscal year ended March 31, 1998. For purposes of this table the term 'Fund Complex' includes all funds that have a common or affiliated investment adviser:


                              COMPENSATION TABLE*

                                      AGGREGATE COMPENSATION    TOTAL COMPENSATION FROM
NAME OF PERSON, POSITION                    FROM FUND            FUND AND FUND COMPLEX
-----------------------------------   ----------------------    -----------------------
Antoine Bernheim, Director.........           $8,500                    $ 8,500
Lawrence A. Fox, Director..........           $8,500                    $ 8,500
Thomas J. Gibbons, Director........           $8,500                    $ 8,500
Harvey B. Kaplan, Director.........           $8,750                    $ 8,750
                                             -------                 ----------
          Total....................                                     $34,250
                                                                     ----------
                                                                     ----------

------------------

* The remainder of the Directors and officers of the Fund did not receive compensation from either the Fund or the Fund Complex. The Fund has no retirement or pension plan for its Directors and officers.

     The Board of Directors has an Audit Committee consisting of all of the Directors who are not 'interested persons' (as defined in the 1940 Act) of the Fund. Currently, Messrs. Bernheim, Fox, Gibbons and Kaplan comprise the Audit committee. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. The Audit Committee had two meetings during the fiscal year ended March 31, 1998. The Fund does not have a compensation or nominating committee. Compensation matters and nominations are considered by the full Board of Directors.

     Nominees recommended by Stockholders will be considered by the Board of Directors. Recommendations should be submitted in writing to the Secretary of the Fund.

     The executive officers of the Fund are listed in the table below, with the exception of its Chairman of the Board Mr. Spilko, for whom information is provided above. Robert Discolo, Hansruedi Huber, Philipp Burger and Michael Quain were first elected to offices with the Fund in 1993, 1992, 1997 and 1997 respectively. This table also shows certain additional information regarding Messrs. Discolo, Huber, Burger and Quain. Each officer of the Fund will hold such office until a successor has been elected by the Board of Directors.


                                                                     PRINCIPAL OCCUPATIONS AND OTHER
NAME, AGE                  POSITION                              AFFILIATIONS DURING THE PAST FIVE YEARS
------------------------   ----------------------------------   -----------------------------------------

Robert Discolo .........   President                            First Vice President, Bank Julius Baer &
  age 36                                                        Co., Ltd. (New York Branch) and Julius
                                                                Baer Securities; President of BJB
                                                                Investment Funds; prior to 1991 Assistant
                                                                Controller (Partnerships), Merrill Lynch
                                                                & Co.

                                                                     PRINCIPAL OCCUPATIONS AND OTHER
NAME, AGE                  POSITION                              AFFILIATIONS DURING THE PAST FIVE YEARS
------------------------   ----------------------------------   -----------------------------------------
Hansruedi Huber ........   Chief Investment Officer             Senior Vice President of Investments,
  age 39                                                        Julius Baer Securities Inc.; Senior Vice
                                                                President and Member of the Management
                                                                Committee of Julius Baer Asset Management
                                                                Ltd.

Philipp Burger .........   Assistant Vice President             Vice President of Investments, Julius
  age 36                   and Co-Manager                       Baer Securities Inc.; First Vice
                                                                President of Julius Baer Asset Management
                                                                Ltd.

Michael Quain ..........   Treasurer, Chief Financial Officer   Vice President of Bank Julius Baer & Co.,
  age 40                   and Secretary                        Ltd (New York Branch) and Julius Baer
                                                                Securities Inc.; Treasurer, Chief
                                                                Financial Officer and Secretary, BJB
                                                                Investment Funds.

Jack W. Clark ..........   Assistant Treasurer                  Manager, Investors Bank & Trust Company,
  age 31                                                        since January 1996; Manager, Price
                                                                Waterhouse, July 1995 to January 1996;
                                                                Senior Accountant, Price Waterhouse, July
                                                                1993 to July 1995.

Paul J. Jasinski .......   Assistant Treasurer                  Managing Director, Investors Bank & Trust
  age 51                                                        Company, since 1990.


Susan Mosher ...........   Assistant Secretary                  Director, Investors Bank & Trust Company,
  age 43                                                        since 1995; Associate Counsel, 440
                                                                Financial Group of Worcester, Inc., 1993
                                                                to 1995.

Andrew S. Josef ........   Assistant Secretary                  Director, Investors Bank & Trust Company,
  age 34                                                        since May 1997; Senior Associate,
                                                                Sullivan & Worcester LLP, November 1995
                                                                to May 1997; Associate, Goodwin, Procter
                                                                & Hoar, January 1993 to November 1995.

REQUIRED VOTE

     Election of each of the listed nominees for Director of the Fund will require the affirmative vote of a plurality of the votes cast at the Annual Meeting in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE 'FOR' THE ELECTION OF EACH NOMINEE.

      PROPOSAL 2: APPROVAL OF SALES PURSUANT TO RIGHTS OFFERINGS OF SHARES
OF COMMON STOCK OF THE FUND AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE OF
                                  SUCH SHARES

     The second proposal to be submitted at the Meeting will be the approval or disapproval of sales pursuant to a rights offering to existing common Stockholders of Shares of the Fund and of future rights offerings, each of which may be at prices below the then current net asset value of such Shares.

     Under the 1940 Act, a registered closed-end investment company such as the Fund may not sell any shares of common stock of which it is the issuer at a price below the then current net asset value of such shares, exclusive of any distributing commission or discount, except (i) in connection with an offering to the holders of one or more classes of its capital stock; (ii) with the consent of a majority of its common shareholders; (iii) upon conversion of a convertible security in accordance with its terms; (iv) upon the exercise of a warrant issued in accordance with the provisions of the 1940 Act; or (v) under such other circumstances as the SEC may permit by rules and regulations or orders for the protection of investors.

     A rights offering of additional shares to existing common Stockholders of the Fund is a technique for raising additional funds for investment. The staff of the SEC has taken the position, in connection with rights offerings made without shareholder approval and at a price below the then current net asset value of the common stock of a registered closed-end investment company, that the company's directors must make a good faith determination that the offering, including the number of rights per share and offering price of the rights, would result in a net benefit to existing shareholders. The Board of Directors of the Fund, including those directors who are not 'interested persons' of the Fund, approved a Transferable Rights Offering (the 'Offer') for the Fund at an April 16, 1998 Special Board Meeting (the 'Special Board Meeting'). The Board determined that it would be in the best interests of the Fund and its Stockholders to increase the assets of the Fund available for investments thereby permitting the Fund to be in a better position to more fully take advantage of investment opportunities consistent with the Fund's investment objective. Among other things, the Board of Directors took into account the fact that a well-subscribed rights offering may reduce the Fund's expense ratio and considered that such a rights offering could result in an improvement in the liquidity of the trading market for shares of the Fund's Common Stock, although no assurance can be given that either of these results will be achieved.

                                   THE OFFER

     Following is a summary of the Offer approved by the Fund's Board of Directors at the Special Board Meeting. In the event Stockholders approve the Offer, it is expected that the Fund will provide Stockholders with a current prospectus describing the Offer in greater detail. At that time, Stockholders will be asked to consider whether they wish to purchase additional Shares of the Fund. STOCKHOLDERS ARE NOT BEING ASKED AT THIS TIME TO CONSIDER PURCHASING ADDITIONAL SHARES OF THE FUND.

TERMS OF THE OFFER

     If this proposal is approved by Stockholders, it is anticipated that each Stockholder as of a specified date (the 'Record Date') will be issued one transferable right (the 'Right') for each share of Common Stock owned on the Record Date. The Rights entitle the holder to acquire at a given price (the 'Subscription Price') one Share for each three Rights held (the 'Primary Subscription'). In addition, any Stockholder as of the Record Date ('Record Date Stockholder') who fully exercises all Rights initially issued to him (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) will be entitled to subscribe for Shares which were not otherwise subscribed for by others through the Primary Subscription (the 'Over-Subscription Privilege'). Rights will be evidenced by subscription certificates. The number of Rights issued to each holder will be stated on subscription certificates delivered to such holder. The Rights will be transferable until the expiration of the Offer and will be admitted for trading on the New York Stock Exchange (the 'Exchange'). Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the Exchange may be conducted until the close of trading on the last Exchange trading day prior to expiration.

     The Subscription Price is yet to be determined, but will likely be below the then current net asset value of the Fund's common stock. If the Offer by the Fund is made at a price below the then current net asset value of the shares and if the proceeds of the Offer were to be invested over a period of months in the types of securities in which the Fund invests, then, because such a use of proceeds would not involve any precisely determinable return to the Fund's existing Stockholders, the Offer might not ultimately result in a measurable net benefit to such Stockholders. For this reason, the Board of Directors of the Fund is seeking Stockholder approval of this below net asset value Offer and/or future rights offerings, although such approval is not required as a matter of law.

     Under the 1940 Act, the subscription period for both transferable and non-transferable rights offerings may not exceed one hundred twenty (120) days.

PURPOSE OF THE OFFER

     The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its Stockholders to increase the assets of the Fund available for investment thereby permitting the Fund to be in a better position to more fully take advantage of investment opportunities in the European warrant market. In reaching its decision, the Board of Directors was advised by the Adviser at the Special Board Meeting, that the Adviser believes that the raising of new assets will allow the Fund to better position itself to take advantage of unique investment opportunities and fundamental changes arising from the European Monetary Union ('EMU') which commences January 1, 1999. The EMU is expected to cover a large part of Western Europe, bounded on its periphery by Finland in the North, Ireland and Portugal in the West, Italy in the South and Austria in the East. Approximately five percent of the world's population (290 million people) live in this area which produces no less than 24 percent of total global economic output. The Adviser believes that with the introduction of the Euro, the second largest capital market and the second largest equity market (after the United States) will be created. The Adviser expects the Euro to revolutionize the whole investment process in European stocks. The Adviser believes that from a top down investment approach, sector allocation will be of much greater significance than country selection. The Adviser expects that the demand for the European corporate sector leaders will increase. New countries, by joining the EMU, will have their interest rates converged to the Euro rate. The former high yielding countries such as Italy, Spain, Portugal and Ireland have greatly benefited from this convergence and have significantly outperformed the European equity index over the last 2 years. The Adviser believes that over the next 5 to 10 years additional countries will join the EMU providing exceptional investment opportunities for the Fund. The Directors concluded that it was in the Stockholders' best interest to issue new Shares of the Fund to take advantage of the growing European market.

     The Directors also considered that as of the date of the Special Board Meeting the Fund had significant unrealized capital gains on Fund investments and that if the Adviser were to sell existing investments in order to take advantage of new opportunities available in the European markets, the Fund would recognize significant taxable gains and would be required under the Internal Revenue Code of 1986, as amended (the 'Code') to distribute these gains to Stockholders. In addition, the Board of Directors took into account the fact that a well-subscribed rights offering, in increasing the size of the Fund, may reduce the Fund's expense ratio after the expenses associated with the Offer have been recouped and considered that such a rights Offering could result in an improvement in the liquidity of the trading market for shares of the Fund's Common Stock. No assurance can be given that any of these results will be achieved.

     In addition, the Offer seeks to reward the long-term Stockholder by giving existing Stockholders the right to purchase additional shares at a price that may be below market and/or net asset value without incurring any commission charge. The distribution to Stockholders of transferable Rights which themselves may have intrinsic value will also afford nonsubscribing Stockholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as compensation for the possible dilution of their interest in the Fund.

     The Board of Directors also considered alternatives to the Offer as well as the proposed terms of the Offer, the estimated expenses of the Offer, and its dilutive effect, including its effect on Stockholders of the Fund who do not exercise their Rights. The Board also considered the possible impact of the Offer on the trading price of the Fund's shares of Common Stock, and the treatment of foreign Stockholders under the Offer. In its deliberations, the Board recognized that the Adviser was subject to a conflict of interest in recommending approval of the Offer. After careful consideration, the Board of Directors unanimously voted to approve the Offer.

     The Adviser's view as to current investment opportunities available in the European warrant markets is based on prevailing market conditions. There can be no assurance that these conditions will not materially change prior to the investment of the proceeds of the Offer or thereafter, in which case certain of the benefits expected to be derived from the Offer may not be realized.

     In this Proxy Statement, the Adviser makes certain forward looking statements regarding its intent, belief and current expectations. Stockholders are cautioned that such forward looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those in the forward looking statements, as a result of various factors.

     The Fund's Adviser and Administrator will benefit from the Offer because the Adviser's fee and the Administrator's fee are based on the average weekly net assets of the Fund. It is not possible to state precisely the amount of additional compensation the Adviser or the Administrator will receive as a result of the Offer because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming all Rights are exercised and that the Fund receives the maximum proceeds of the Offer, the annual compensation to be received by the Adviser and the Administrator would be increased by approximately $875,000 and $84,000, respectively.

     Furthermore, the 1940 Act limits the Funds investments in warrants issued by any one broker-dealer to 5% of the Fund's total assets and prohibits the

Fund's investment in warrants issued by certain affiliates of the Fund, including affiliates of the Adviser. It is currently expected that an affiliate of the Adviser will merge with an entity from which the Fund purchases a significant supply of its warrants. After the merger, the Fund will no longer be permitted to purchase warrants issued by such entity. The merger could impede the Fund's ability to satisfy its investment objective.

     The Board of Directors of the Fund may, at any time prior to the issuance and sale of Shares by the Fund, determine to take such actions, which may include withdrawal, cancellation or postponement of the Offer, as it deems appropriate in light of then prevailing market conditions.

OVER-SUBSCRIPTION PRIVILEGE

     It is expected that the offer will include an Over-Subscription Privilege. Any Shares for which subscriptions have not been received will be offered, by means of the Over-Subscription Privilege, to Record Date Stockholders who have exercised all the exercisable Rights initially issued to them and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Record Date Stockholders who exercise all the Rights initially issued to them will have the opportunity to indicate on the Subscription Certificate how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Shares remain after the Primary Subscriptions have been exercised, all over-subscriptions will be honored in full. If sufficient Shares are not available to honor all over-subscriptions, the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Fund so that the number of Shares issued to Record Date Stockholders who subscribe pursuant to the Over-Subscription Privilege will generally be in proportion to the number of Shares owned by them in the Fund on the Record Date. The percentage of remaining Shares each over-subscribing Record Date Stockholder may acquire will be rounded down to result in delivery of whole Shares. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for Over-Subscriptions is distributed on a pro rata basis.

DILUTION

     The Fund's shares have generally traded at prices below their current net asset value. Since the prices at which a public offering of the Fund's shares could be made must, as a practical matter, be less than the values set in the securities markets, the Fund would be precluded from increasing its asset base through a common stock rights offering to existing Stockholders if such offering cannot be made at a price below the then current net asset value, assuming that the shares are trading at a price below their net asset value at the time of the offering. However, such a below net asset value offering involves immediate dilution of the assets, earnings and relative voting power of those existing Stockholders who do not fully exercise their subscription privileges.

     An immediate dilution of the aggregate net asset value of the shares owned by Record Date Stockholders is likely to be experienced as a result of the Offer because the Subscription Price is likely to be less than the then net asset value per share, and the number of shares outstanding after the Offer is likely to increase by a greater percentage than the increase in the size of the Fund's assets. In addition, as a result of the terms of the Offer, Record Date Stockholders who do not fully exercise their rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would have been the case had they fully exercised their Rights. Although it is not possible to state precisely the amount of such a decrease in value, such dilution may be substantial. For example, on April 23, 1998, the net asset value of a Fund share was $23.55, the closing price of a Fund share on the New York Stock Exchange was $21.125, and the Fund had 10,675,768 shares outstanding. If the Fund had sold an additional 3,558,589 shares on such date pursuant to a rights offering at a price of $19.00 per share before expenses, then the net asset value of each share outstanding prior to the Offer would have been reduced by 4.84% or $1.14 to $22.41.

     The risk exists with the Offer and with future rights offerings that such dilution to non-exercising Stockholders will not be wholly offset, and may even be increased, by the investment performance of the Fund attributable to the additional cash raised by such an offering. The Board has attempted to reduce this risk by not authorizing an offering unless it first determines that, notwithstanding any immediate dilution suffered by the Fund's then existing Stockholders, such offering may ultimately result in a net benefit to such Stockholders because of one or more of the following: (i) a reduction of the Fund's expenses per share expected to result therefrom, (ii) prevailing securities market conditions, (iii) the Adviser's views as to the prospects for issuers of the types of securities in which the Fund invests and (iv) in the case of a transferable rights offering, management has used its best efforts to ensure an adequate trading market in the rights exists for use by those Stockholders who do not wish to exercise such rights, which may include listing the rights for trading on a national securities exchange. It is impossible to determine whether or the extent to which the Fund's Board will succeed in reducing the risk of dilution to non-exercising Stockholders.

     This proposal covers the approval of the Offer and future rights offerings which may, but are not required to, have similar terms. A Stockholder's approval of the Offer does not obligate such Stockholder to purchase additional shares of the Fund. If the proposal is approved by Stockholders and market conditions remain at a level where management continues to believe that the Offer is in the best interests of the Fund and its Stockholders, the Fund will provide a prospectus to Stockholders containing a more detailed description of the Offer. The Offer is subject to the effectiveness of the Fund's registration statement which has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers be accepted prior to the time that the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of offers to buy nor shall there be any sale of the Fund's securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state. The Offer will be made only by means of a prospectus. In the event market conditions or other considerations lead management to believe that the Offer is no longer in the best interests of the Fund and its Stockholders, management may postpone or terminate the Offer.

REQUIRED VOTE

     Approval of this proposal by Stockholders will require the affirmative vote of a majority of the votes cast on this proposal in person or by proxy. The Fund will not be obligated to either make or refrain from making the Offer or another rights offering as a result of Stockholder approval or disapproval of this proposal. Any specific rights offering proposal must be approved by the Fund's Board after making the determination described in the second preceding paragraph.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE DIRECTORS WHO ARE NOT 'INTERESTED PERSONS' OF THE FUND, RECOMMEND THAT THE STOCKHOLDERS VOTE 'FOR' APPROVAL OF SALES PURSUANT TO THE OFFER AND FUTURE RIGHTS OFFERINGS OF SHARES OF THE FUND AT PRICES BELOW THE THEN CURRENT NET VALUE ASSET OF SUCH SHARES.

               PROPOSAL 3: APPROVAL OF THE DISTRIBUTION OF SHARES
                     AT BELOW NET ASSET VALUE IN CONNECTION
               WITH FUND DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     The third proposal to be submitted at the Meeting will be the approval or disapproval of the distribution of common shares of the Fund in connection with the Fund's dividends and capital gain distributions. Stockholders are being asked to re-approve certain provisions of the Fund's Dividend Reinvestment and Cash Purchase Plan (the 'Reinvestment Plan') relating to the issuance by the Fund of Shares at below the then current net asset value and to approve the Fund's Dividend Reinvestment Privilege (the 'Reinvestment Privilege') as more fully described below.

     The Fund has offered the Reinvestment Plan since its inception and is seeking re-approval of certain provisions of the Reinvestment Plan and is also seeking Stockholder approval for the Reinvestment Privilege. Each of the plans offers existing Stockholders the option in certain cases to elect to receive Fund dividends and capital gains in the form of additional shares of the Fund's common stock instead of cash. Such stock may be issued by the Fund at below the then current net asset value of such shares. As discussed above in Proposal 2, under the 1940 Act, a registered closed-end investment company such as the Fund may not sell any shares of common stock of which it is the issuer at a price below the current net asset value of such shares, exclusive of any distributing commission or discount, except (i) in connection with an offering to the holders of one or more classes of its capital stock;
(ii) with the consent of a majority of its common shareholders; (iii) upon conversion of a convertible security in accordance with its terms; (iv) upon the exercise of a warrant issued in accordance with the provisions of the 1940 Act; or (v) under such other circumstances as the SEC may permit by rules and regulations or orders for the protection of investors. For this reason, the Directors are seeking Stockholder approval to permit the Fund to issue new Shares to existing Stockholders at below net asset value in connection with Fund dividends and capital gain distributions.

     The Fund has qualified, and intends to continue to qualify each year, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the 'Code'). As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its net investment income and net realized long-term and short-term capital gains, if any, that it distributes to its Stockholders, provided that an amount equal to at least 90% of the sum of the above is distributed, but will be subject to tax at regular corporate rates on any income or gains that it does not distribute. Furthermore, the Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. Accordingly, the Fund has and intends to continue to distribute annually to its Stockholders substantially all of its net investment income and net realized capital gains.

     The Reinvestment Plan and the Reinvestment Privilege give Stockholders the option to elect to receive their dividends and capital gain distributions in the form of additional shares of the Fund instead of cash. Below is a summary of each plan.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Reinvestment Plan seeks to reward the long-term Stockholder by giving Stockholders the right to purchase additional shares at a price that may be below net asset value without incurring any commission charge. Pursuant to the Reinvestment Plan, each Stockholder is deemed to have elected, unless the plan agent is otherwise instructed by the Stockholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by Investors Bank & Trust Company, the Fund's transfer agent (the 'Transfer Agent'), as the plan agent. Stockholders who do not participate in the Reinvestment Plan generally receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the Stockholder by the Transfer Agent as dividend-paying agent. Stockholders who do not wish to have dividends and distributions automatically reinvested must notify the Transfer Agent, as the plan agent for the Fund. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in 'street name') will be reinvested under the Reinvestment Plan unless the service is not provided by the broker or nominee or the Stockholder elects to receive dividends and distributions in cash.


     The plan agent serves as agent for the Stockholders in administering the Reinvestment Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as Stockholders may have elected, generally nonparticipants in the Reinvestment Plan will receive cash and participants in the Reinvestment Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Reinvestment Plan will receive shares of stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. To the extent the Fund issues shares of Common Stock to participants in the Reinvestment Plan at a discount to net asset value, the remaining Stockholders' interests in the Fund's net assets will be diluted proportionately. See the section entitled 'Dilution' under Proposal 2 for a more detailed discussion of the effects of dilution on Stockholders. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the plan agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for participants' accounts on, or shortly after, the payment date.

     Participants in the Reinvestment Plan have the option of making additional cash payments to the plan agent, semi-annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The plan agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the plan agent; interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the plan agent, it is suggested that participants send in voluntary cash payments to be received by the plan agent approximately 10 days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the plan agent not less than 48 hours before the payment is to be invested, a participant's tax basis in his shares acquired through this optional investment right will equal his cash payments to the Reinvestment Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

     The plan agent maintains all Stockholder accounts in the Reinvestment Plan and furnishes written confirmations of all transactions in the accounts, including information needed by Stockholders for personal and tax records. Shares in the account of each Reinvestment Plan participant will be held by the plan agent in the name of the participant, and each Stockholder's proxy will include those shares purchased pursuant to the Reinvestment Plan.

     In the case of a Stockholder, such as a bank, broker or nominee, that holds shares for others who are the beneficial owners, the plan agent will administer the Reinvestment Plan on the basis of the number of shares certified from time to time by the Stockholder as representing the total amount registered in the Stockholder's name and held for the account of beneficial owners who are to participate in the Reinvestment Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The plan agent's fees for the handling of reinvestment of such dividends and capital gain distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in stock or in cash. However, each participant will be charged by the plan agent a pro rata share of brokerage commissions incurred with respect to the plan agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends or capital gain distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Reinvestment Plan are expected to be less than the usual brokerage charges for such transactions because the plan agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase of the Fund's Common Stock on his own behalf.

     The receipt of dividends and distributions in stock under the Reinvestment Plan will not relieve participants of any income tax or withholding tax that may be payable on such dividends or distributions.

     Experience under the Reinvestment Plan may indicate that changes in the Reinvestment Plan are desirable. Accordingly, the Fund and the plan agent reserve the right to terminate the Reinvestment Plan as applied to any voluntary cash payments made and any dividends or distributions paid subsequent to notice of the termination sent to the members of the Reinvestment Plan at least 30 days before the semi-annual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Reinvestment Plan also may be amended by the Fund or the plan agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Reinvestment Plan.

THE DIVIDEND REINVESTMENT PRIVILEGE

     Like the Reinvestment Plan, the Reinvestment Privilege seeks to reward the long-term Stockholder by giving Stockholders the right to purchase additional shares at a price that may be below net asset value without incurring any commission charge. The Reinvestment Plan, however, may not always be a practical way for many Fund Stockholders who desire to reinvest the Fund's dividends and capital gains distributions to do so, especially Stockholders who own their Shares through a broker who does not offer a dividend reinvestment plan. For these Stockholders, the Fund has designed the Dividend Reinvestment Privilege. Pursuant to the Reinvestment Privilege, if the Directors of the Fund declare a dividend or capital gains distribution payable either in the Fund's Common Stock or in cash, Stockholders will be given the option each year to receive cash or common stock issued by the Fund. The Fund will send Stockholders a notice indicating a distribution payable in cash or in Common Stock and Stockholders who desire the distribution in the form of Common Stock need do nothing further. Stockholders who desire the distribution in cash need only notify the Fund in the form specified in the notice. Like the Reinvestment Plan, the Reinvestment Privilege provides that if the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. To the extent the Fund issues shares of Common Stock to Stockholders at a discount to net asset value, the remaining Stockholders' interests in the Fund's net assets will be diluted proportionately. See the section entitled 'Dilution' under Proposal 2 for more a more detailed discussion of the effects of dilution on Stockholders. If the Fund should declare a dividend or capital gains distribution payable only in cash, Stockholders not in the Reinvestment Plan will receive cash and Stockholders in the Reinvestment Plan will receive distributions as provided for in the Reinvestment Plan.

     There will be no charge to Stockholders for reinvesting such dividends or capital gains distributions payable in either stock or cash. The fees for the handling of reinvestment of such capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of capital gains distributions payable either in stock or in cash. The Directors unanimously approved the Reinvestment Privilege at the Special Meeting.

     The receipt of distributions in stock will not relieve Stockholders of any income tax or withholding tax that may be payable on such distributions.

     Experience under the Reinvestment Privilege may indicate that changes in the Reinvestment Privilege are desirable. Accordingly, the Fund reserves the right to terminate the Reinvestment Privilege as applied to any distributions paid subsequent to notice of the termination sent to at least 30 days before the record date for distributions. The Reinvestment Privilege also may be amended by the Fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to Stockholders.

     Dividends of net investment income and distributions of net realized short-term capital gains are taxable as ordinary income, whether paid in cash or in shares. Distributions of net long-term capital gains, if any, that the Fund designates as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a Stockholder has held his Fund shares. Dividends and distributions paid by the Fund will not qualify for the deduction for dividends received by corporations.

     Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Reinvestment Plan or the Reinvestment Privilege should be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the Stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

REQUIRED VOTE

     The proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund which, as defined in the 1940 Act, means the lesser of (a) 67% of the shares of the Fund present at a meeting of Stockholders where a quorum exists or (b) more than 50% of the outstanding shares of the Fund.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE 'FOR' APPROVAL OF THE DISTRIBUTION OF SHARES AT BELOW NET ASSET VALUE IN CONNECTION WITH FUND DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

                  PROPOSAL 4: RATIFICATION OF THE SELECTION OF
                            INDEPENDENT ACCOUNTANTS

     KPMG Peat Marwick LLP ('KPMG'), 99 High Street, Boston, Massachusetts 02110, have served as independent accountants for the Fund since the Fund's commencement of operations on July 17, 1990, and is being recommended by the Directors of the Fund to serve in such capacity for the Fund's fiscal year ending March 31, 1999. The Board of Directors of the Fund approved KPMG as independent accountants of the Fund at a Board of Directors Meeting held on March 11, 1998.

     KPMG also serves as independent accountants for BJB Investment Funds, an investment company affiliated with the Fund, but has no relationship with such funds other than as independent accountants. During the fiscal year ended March 31, 1998, the services provided to the Fund by KPMG included examination of financial statements, review of filings with the SEC and tax returns. No other services were provided by KPMG to the Fund.

     It is intended that proxies not limited to the contrary will be voted in favor of ratifying KPMG as independent accountants to certify every financial statement of the Fund required by any law or regulation to be certified by independent accountants and filed with the SEC in respect of all or any part of the fiscal year ending March 31, 1999. KPMG has no direct or material indirect interest in the Fund. Representatives of KPMG are expected to be present at the Annual Meeting, will be given the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.


REQUIRED VOTE

     A majority of the votes cast at the Annual Meeting, in person or by proxy, is required for ratification of KPMG as independent accountants for the Fund.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE DIRECTORS WHO ARE NOT 'INTERESTED PERSONS' OF THE FUND, RECOMMENDS THAT THE STOCKHOLDERS

VOTE 'FOR' RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT ACCOUNTANTS FOR THE FUND.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

     All proposals by Stockholders of the Fund that are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 1999 must be received by the Fund for consideration for inclusion in the Fund's proxy statement relating to that meeting no later than January 31, 1999.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act requires the Fund's officers and directors, and persons who beneficially own more than ten percent of the Fund's Shares, to file reports of initial ownership and changes in ownership with the SEC, the New York Stock Exchange, Inc. and the Fund. Hansruedi Huber, an officer of the Fund, inadvertently failed to file on a timely basis a Statement of Changes in Beneficial Ownership on form 4 regarding one transaction. Julius Baer Asset Management also failed to timely file a form 4 regarding two transactions. These omissions have been corrected through the filing of Annual Statements of Changes of Beneficial Ownership on form 5. Except as noted above, to the Fund's knowledge, based solely upon review of the copies of such reports furnished to the Fund and written representations that no other reports were required, all
Section 16(a) filing requirements applicable to its directors, officers, and greater than ten percent owners were complied with during the fiscal year ended March 31, 1998.

                OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

     The Directors do not intend to present any other business at the Annual Meeting, nor are they aware that any Stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                        THE EUROPEAN WARRANT FUND, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned hereby appoints Bernard Spilko, Michael Quain or Andrew Josef and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The European Warrant Fund, Inc. (the 'Fund') which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of the Fund, 330 Madison Avenue, New York, New York on May 28, 1998 at 10:00 a.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

    Please indicate your vote by an 'X' in the appropriate boxes below.

    This Proxy, if properly executed, will be voted in the manner directed by the undersigned Stockholder.

    IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS DIRECTORS AND FOR PROPOSALS 2, 3 AND 4. Please refer to the Proxy Statement for a discussion of the Proposals.

1. ELECTION OF DIRECTORS        FOR all nominees listed below                   WITHHOLD AUTHORITY
                                (except as marked to the contrary below) / /    to vote for all nominees listed below / /

            Martin Vogel--Class I           Antoine Bernheim--Class I

  (INSTRUCTION: To withhold authority for any individual, write his or her name on the line provided below.)

  ______________________________________________________________________________

                                  (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

2. To approve rights offerings of shares of common stock of the Fund.
                     / / FOR    / / AGAINST    / / ABSTAIN

3. To approve the distribution of shares at below net asset value in connection with Fund dividends and capital gain distributions.
                      / / FOR    / / AGAINST    / / ABSTAIN

4. To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Fund.
                     / / FOR    / / AGAINST    / / ABSTAIN

                                                   Date ________________________

                                                   _____________________________

                                                   _____________________________

                                                    Signature(s), (Title(s), if
                                                            applicable)

                                                   NOTE: Please sign exactly as
                                                   your name appears on this
                                                   Proxy. If joint owners,
                                                   EITHER may sign this Proxy.
                                                   When signing as attorney,
                                                   executor, administrator,
                                                   trustee, guardian or
                                                   corporate officer, please
                                                   give your full title.

        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENVELOPE PROVIDED